Prospectus supplement dated October 1, 2013
to the following prospectus(es):
BOA America's Income Annuity and Waddell & Reed Advisors Select Income Annuity prospectus dated May 1, 2013
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
Effective October 1, 2013, Nationwide will permit withdrawal requests to be submitted by telephone to the Service Center subject to dollar amount limitations and payment restrictions. Nationwide reserves the right to restrict or remove the ability to submit requests by telephone upon written notice. As a result, the following change applies to the prospectus:
(1)	The first paragraph of the "Surrender/Withdrawal Prior to Annuitization" section is deleted in its entirety and replaced with the following:
Prior to annuitization and before the Annuitant's death, Contract Owners may generally withdraw some or all of their Contract Value. Withdrawals from the contract may be subject to federal income tax and/or a tax penalty (see Appendix E: Contract Types and Tax Information). Withdrawal requests may be submitted in writing or by telephone to the Service Center and Nationwide may require additional information. Requests submitted by telephone will be subject to dollar amount limitations and may be subject to payment restrictions to prevent fraud. Nationwide reserves the right to restrict or remove the ability to submit requests by telephone upon written notice. Contact the Service Center for current limitations and restrictions. When taking a full surrender, Nationwide may require that the contract accompany the request. Nationwide may require a signature guarantee.
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